EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1996 included in Public Service Company of New Mexico's Form 10-K for the year ended December 31, 1995.

                                                      /s/ Arthur Andersen LLP

                                                      Arthur Andersen LLP
Albuquerque, New Mexico
May 6, 1996